For Period ended 01/31/2017          Series 28, 30, 31, 32, 35, 36, 39
File Number 811-7852


Sub-Item 77Q3: Exhibits
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Because the electronic format of filing Form N-SAR does not provide
"adequate space for responding to Items 72DD, 73A, 74U and 74V for the" "Adviser Share Class, the answers for the Adviser Share Class are as" follows:


USAA Growth & Income - Adviser Shares

72DD
Dollar Distributions
$39


73A
Per Share Distributions
0.0965


74U
Shares Outstanding
411


74V
NAV
22.44


USAA High Income - Adviser Shares

72DD
Dollar Distribributions
$262


73A
Per Share Distributions
0.2279


74U
Shares Outstanding
1,159


74V
NAV
8.19



USAA High Income - R6 Shares

72DD
Dollar Distribributions
$50


73A
Per Share Distributions
0.0802


74U
Shares Outstanding
627


74V
NAV
8.17



USAA Income Fund - Adviser Shares

72DD
Dollar Distributions
$2557

73A
Per Share Distributions
0.2209


74U
Shares Outstanding
10870


74V
NAV
12.89


USAA Income Fund - R6 Shares

72DD
Dollar Distributions
$35

73A
Per Share Distributions
0.0890


74U
Shares Outstanding
390


74V
NAV
12.92




USAA Income Stock Fund - R6 Shares

72DD
Dollar Distributions
$40


73A
Per Share Distributions
0.1466

74U
Shares Outstanding
275

74V
NAV
18.63



USAA Intermediate-Term Bond - Adviser Shares

72DD
Dollar Distributions
$1,574


73A
Per Share Distributions
0.1787

74U
Shares Outstanding
8,589

74V
NAV
10.46


USAA Intermediate-Term Bond - R6 Shares

72DD
Dollar Distributions
$32


73A
Per Share Distributions
0.0664

74U
Shares Outstanding
482

74V
NAV
10.48



USAA Short-Term Bond Fund - Adviser Shares

72DD
Dollar Distributions
$115


73A
Per Share Distributions
0.0752

74U
Shares Outstanding
1,793

74V
NAV
9.15



USAA Short-Term Bond Fund - R6 Shares

72DD
Dollar Distributions
$17


73A
Per Share Distributions
0.0318

74U
Shares Outstanding
548

74V
NAV
9.15



USAA Value Fund - Adviser Shares

72DD
Dollar Distributions
$103


73A
Per Share Distributions
0.2289


74U
Shares Outstanding
448


74V
NAV
20.41